MONITRONICS INTERNATIONAL, INC.

2005 STOCK OPTION PLAN

TABLE OF CONTENTS
1.	Purpose	1
2.	Definitions	1
3.	Administration	2
	(a) Authority of the Committee	2
	(b) Manner of Exercise of Committee Authority	3
	(c) Limitation of Liability	3
4.	Stock Subject to Plan	3
	(a) Overall Number of Shares Available for Delivery	3
	(b) Application of Limitation to Grants of Awards	3
	(c) Availability of Shares Not Delivered under Awards	3
	(d) Stock Offered	3
5.	Eligibility; Option Limitations	4
		4
	(a) General	4
	(b) Specific Option Terms	4
7.	Additional Provisions Applicable to Options	5
	(a) Stand-Alone, Additional, Tandem, and Substitute Options	5
	(b) Option Term	5
	(c) Form and Timing of Payment under Options; Deferrals	5
	(d) Non-Competition Agreement	5
8.	Recapitalization or Reorganization	5
	(a) Existence of Plans and Options	6
	(b) Subdivision or Consolidation of Shares	6
	(c) Events Accelerating Exercise of Options	6
	(d) Additional Issuances	6
9.	General Provisions	6
	(a) Restricted Securities	6
	(b) Transferability	6
	(c) Taxes	7
	(d) Changes to this Plan and Options	7
	(e) Limitation on Rights Conferred under Plan	7
	(f) Unfunded Status	7
	(g) Nonexclusivity of this Plan	7
	(h) Fractional Shares	8
	(i) Severability	8
	(j) Governing Law	8
	(k) Conditions to Delivery of Stock	8
	(l) Plan Effective Date and Shareholder Approval	8

MONITRONICS INTERNATIONAL, INC.

2005 STOCK OPTION PLAN

    Purpose

    . The purpose of the Monitronics International, Inc. 2005 Stock Option Plan (the "Plan") is to provide a means through which Monitronics International, Inc., a Texas corporation (the "Company"), and its Subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company's stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan provides for granting Options.

    Definitions

    . For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

              "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

              "Board" means the Company's Board of Directors.

              "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

              "Committee" means a committee of two or more individuals designated by the Board to administer this Plan.

              "Effective Date" means March 28, 2005.

              "Eligible Person" means all officers and employees of the Company or of any Subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

              "Fair Market Value" means, for a particular day, the value determined in good faith by the Committee, which determination shall be conclusive for all purposes.

              "Option" means a right, granted to a Participant under Section 6 hereof, to purchase Stock at a specified price during specified time periods. Options granted under the Plan will be nonstatutory stock options that are not designed as incentive stock options within the meaning of section 422 of the Code or any successor provision thereto.

              "Participant" means a person who has been granted an Option under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

              "Rule 701" means Rule 701, promulgated by the Securities and Exchange Commission under the Securities Act, as from time to time in effect and applicable to the Plan and Participants.

              "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

              "Stock" means the Company's Class A Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 8.

              "Subsidiary" means with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.

    Administration

    .

      Authority of the Committee

      . This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." The Committee shall have the authority, in its sole and absolute discretion, to  adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; determine the Eligible Persons to whom, and the time or times at which, Options shall be granted; determine the number of shares of Stock that shall be the subject of each Option; determine the terms and provisions of each Option agreement (which need not be identical), including provisions defining or otherwise relating to the term and the period or periods and extent of exercisability of the Options,  the extent to which the transferability of shares of Stock issued or transferred pursuant to any Option is restricted, the effect of termination of employment of a Participant on the Option, and the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); accelerate the time of exercisability of any Option that has been granted; construe the respective Option agreements and the Plan; make determinations of the Fair Market Value of the Stock pursuant to the Plan; delegate its duties under the Plan to such agents as it may appoint from time to time; subject to ratification by the Board, terminate, modify, or amend the Plan; and make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Option, or in any Option agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

      Manner of Exercise of Committee Authority

      . Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Participants or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. The Committee may appoint agents to assist it in administering this Plan.

      Limitation of Liability

    . The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

    Stock Subject to Plan

    .

      Overall Number of Shares Available for Delivery

      . Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8, the total number of shares of Stock reserved and available for delivery in connection with Options under this Plan shall not exceed 850,000.

      Application of Limitation to Grants of Awards

      . No Option may be granted if the number of shares of Stock to be delivered in connection with such Option exceeds the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option.

      Availability of Shares Not Delivered under Awards

      . Shares of Stock subject to an Option under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including the number of shares withheld in payment of any exercise or purchase price of an Option or taxes relating to Options, and the number of shares surrendered in payment of any exercise or purchase price of an Option or taxes relating to any Option, will again be available for Options under this Plan.

      Stock Offered

    . The shares to be delivered under the Plan shall be made available from  authorized but unissued shares of Stock, Stock held in the treasury of the Company, or  previously issued shares of Stock reacquired by the Company, in each situation as the Board or the Committee may determine from time to time at its sole option. The Stock to be offered and sold pursuant to the grant of an Award shall bear the following legend:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH OFFER, SALE, PLEDGE TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

    Eligibility; Option Limitations

    . Options may be granted under this Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, Eligible Employees may not be granted Options which exceed the limitations of Rule 701.

    Terms of Options

    .

      General

      . Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment of the Participant and terms permitting a Participant to make elections relating to his or her Options. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Texas Business Corporation Act, no consideration other than services may be required for the grant (but not the exercise) of any Option.

      Specific Option Terms

      . The Committee is authorized to grant Options to Participants on the following terms and conditions:

        Exercise Price

        . Each Option agreement shall state the exercise price per share of Stock (the "Exercise Price"), which shall not be less than the greater of the par value per share of the Stock or 100% of the Fair Market Value per share of the Stock on the date of grant of the Option.

        Time and Method of Exercise

    . The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

    Additional Provisions Applicable to Options

    .

      Stand-Alone, Additional, Tandem, and Substitute Options

      . Options granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option.

      Option Term

      . The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years.

      Form and Timing of Payment under Options; Deferrals

      . Subject to the terms of this Plan and any applicable Option agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option shall be made in such forms as the Committee shall determine, including without limitation cash, Stock, other awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Installment or deferred payments may be required by the Committee (subject to Section 9(d) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding payment owed by the Company not provided for in the original Option agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an "employee benefit plan" for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

      Non-Competition Agreement

    . Each Participant to whom an Option is granted under this Plan may be required to agree in writing as a condition to the granting of such Option not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant's employment with the Company and its Subsidiaries as determined by the Committee.

    Recapitalization or Reorganization

    .

      Existence of Plans and Options

      . The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      Subdivision or Consolidation of Shares

                . Notwithstanding any other provision of this Plan, each instrument evidencing an Option may contain such provision as the Board determines to be appropriate, if any, for the adjustment of the number and class of shares of common stock covered by the Option, the Option price, and the number of shares of Stock as to which the Option shall be exercisable at any time, in the event of changes in the outstanding shares of common stock of the Company by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, reorganizations, or liquidations. In the event of any such change in the outstanding shares of common stock of the Company, the aggregate number of shares available under this Plan shall be appropriately adjusted.

      Events Accelerating Exercise of Options

      . If the shares of common stock of the Company are changed into or exchanged for shares of stock of another unrelated corporation or are converted to cash pursuant to a plan of merger, partial or complete liquidation or dissolution, each Option then outstanding (to the extent this Plan is not continued, as adjusted in the manner specified in Section 8(b) by the successor entity) shall be exercisable, with respect to all the shares of Stock covered thereby and without regard to the time the Option has been outstanding, beginning with the date the Board approves or authorizes such change or conversion, and ending two (2) days prior to the effective date of such change or conversion.

      Additional Issuances

    . Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

    General Provisions

    .

      Restricted Securities

      . The Stock to be issued under the Plan, which is issued in reliance on the exemption from registration set forth in SEC Reg. Section 230.701, shall be deemed to be "restricted securities" as defined in SEC Reg. Section 230.144 and shall bear the legend identified in Section 4. Resales of such Stock by the holder thereof shall be in compliance with the Securities Act or an exemption therefrom.

      Transferability

      . Options shall not be pledged, hypothecated or otherwise encumbered, assigned or transferred other than by will or the laws of descent and distribution. Options may be exercised during the lifetime of a Participant only by the Participant or his or her guardian or legal representative. Following the transfer of any Option upon a Participant's death, such Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the estate or heirs of a deceased Participant, to the extent appropriate to enable the estate or heirs to exercise the vested portion of the Option in accordance with the terms of the Plan and any Option agreement.

      Taxes

      . The Company and any Subsidiary are authorized to withhold from any payment relating to an Option under this Plan, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      Changes to this Plan and Options

      . The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee's authority to grant Options under this Plan without the consent of shareholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option.

      Limitation on Rights Conferred under Plan

      . Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary, interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, giving an Eligible Person or Participant any claim to be granted any Option under this Plan or to be treated uniformly with other Participants and employees, or  conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Option.

      Unfunded Status

      . This Plan is intended to constitute an "unfunded" plan for certain incentive awards.

      Nonexclusivity of this Plan

      . The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Option made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

      Fractional Shares

      . No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Option. The Committee shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      Severability

      . If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

      Governing Law

      . All questions arising with respect to the provisions of the Plan and Options shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

      Conditions to Delivery of Stock

      . Nothing herein or in any Option granted hereunder or any Option agreement shall require the Company to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option shall be exercisable with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

      Plan Effective Date and Shareholder Approval

. This Plan has been adopted by the Board effective as of the Effective Date.